EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder .............   $               -
                                                                                                               -----------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder .............   $               -
                                                                                                               -----------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder .............   $               -
                                                                                                               -----------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder .............   $               -
                                                                                                               -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest ............................             2.29056
                                                                                                               -----------------

      2.  The amount of distribution in respect to the Class B Monthly Interest ............................             2.67806
                                                                                                               -----------------

      3.  The amount of distribution in respect to the Class C Monthly Interest ............................             3.32389
                                                                                                               -----------------

      4.  The amount of distribution in respect to the Class D Monthly Interest ............................             5.51972
                                                                                                               -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder ............................             2.29056
                                                                                                               -----------------

      2.  The total amount of distribution in respect to the Class B Noteholder ............................             2.67806
                                                                                                               -----------------

      3.  The total amount of distribution in respect to the Class C Noteholder ............................             3.32389
                                                                                                               -----------------

      4.  The total amount of distribution in respect to the Class D Noteholder ............................             5.51972
                                                                                                               -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date .......................................................   $  707,756,672.56
                                                                                                               -----------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date ...................................   $   57,887,852.55
                                                                                                               -----------------

      3.  Recoveries for the preceding Monthly Period ......................................................   $    3,924,354.93
                                                                                                               -----------------

      4.  The Defaulted Amount for the preceding Monthly Period ............................................   $   18,350,908.86
                                                                                                               -----------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period .....................................................                5.41%
                                                                                                               -----------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period ...................................................................................   $3,124,234,948.85
                                                                                                               -----------------

      7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period ...................................................................................   $3,167,954,335.84
                                                                                                               -----------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period ........................................................   $   53,324,411.93
                                                                                                               -----------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
          day of the preceding Monthly Period ..............................................................   $   55,818,896.25
                                                                                                               -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period ..................................................................   $2,519,750,000.00
                                                                                                               -----------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period .......................   $  648,204,335.84
                                                                                                               -----------------

      12. The transferor percentage as of the last day of the preceding Monthly Period .....................               20.46%
                                                                                                               -----------------

      13. The Required Transferor Percentage ...............................................................                6.00%
                                                                                                               -----------------

      14. The Required Transferor Interest .................................................................   $  190,077,260.15
                                                                                                               -----------------

      15. The monthly principal payment rate for the preceding Monthly Period ..............................              22.654%
                                                                                                               -----------------

      16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .....   $               -
                                                                                                               -----------------

      17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                    Percentage                        Aggregate
                                                                     of Total                          Account
                                                                    Receivables                        Balance
(a) Delinquent between 30 days and 59 days                             1.121%                      $  36,122,484.74
(b) Delinquent between 60 days and 89 days                             1.055%                      $  34,001,448.98
(c) Delinquent between 90 days and 119 days                            0.792%                      $  25,525,519.53
(d) Delinquent between 120 days and 149 days                           0.655%                      $  21,127,217.13
(e) Delinquent between 150 days and 179 days                           0.572%                      $  18,435,238.17
(f) Delinquent 180 days or greater                                     0.000%                      $              -
                                                                       -----                       ----------------
(g) Aggregate                                                          4.195%                      $ 135,211,908.55
                                                                       =====                       ================

V. Information regarding Series 2000-C

      1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
           2000-C as of the last day of the related Monthly Period...........................................   $  400,000,000.00
                                                                                                                -----------------

      2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of
           Series 2000-C on the last day of the related Monthly Period.......................................   $  400,000,000.00
                                                                                                                -----------------
                                                                                                 NOTE FACTORS

      3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance
           on the last day of the related Monthly Period ..........................................  1.0000     $  320,000,000.00
                                                                                                                -----------------

      4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance
           on the last day of the related Monthly Period ..........................................  1.0000     $   38,000,000.00
                                                                                                                -----------------

      5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance
           on the last day of the related Monthly Period ..........................................  1.0000     $   28,000,000.00
                                                                                                                -----------------

      6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance
           on the last day of the related Monthly Period ..........................................  1.0000     $   14,000,000.00
                                                                                                                -----------------

      7.   The Floating Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       12.8031344%
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      12.4436301%
                                                                                                                -----------------

      8.   The Fixed Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       N/A
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      N/A
                                                                                                                -----------------

      9.   The amount of Investor Principal Collections applicable to Series 2000-C..........................   $   89,739,951.53
                                                                                                                -----------------

      10a. The amount of Available Finance Charge Collections on deposit in the Collection Account on
           the related Payment Date..........................................................................   $    5,177,703.91
                                                                                                                -----------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture......................   $    2,166,212.50
                                                                                                                -----------------

      11.  The Investor Default Amount for the related Monthly Period........................................   $    2,295,636.69
                                                                                                                -----------------

      12.  The Monthly Servicing Fee for the related Monthly Period..........................................   $      666,666.67
                                                                                                                -----------------

      13.  Trust yields for the related Monthly Period

                 a.  The cash yield for the related Monthly Period...........................................               22.03%
                                                                                                                -----------------

                 b.  The default rate for the related Monthly Period.........................................                6.89%
                                                                                                                -----------------

                 c.  The Net Portfolio Yield for the related Monthly Period..................................               15.14%
                                                                                                                -----------------

                 d.  The Base Rate for the related Monthly Period............................................                5.02%
                                                                                                                -----------------

                 e.  The Excess Spread Percentage for the related Monthly Period.............................               10.12%
                                                                                                                -----------------

                 f.  The Quarterly Excess Spread Percentage for the related Monthly Period...................                9.90%
                                                                                                                -----------------

                          i)   Excess Spread Percentage related to      Dec-04                                              10.12%
                                                                                                                -----------------

                          ii)  Excess Spread Percentage related to      Nov-04                                               9.12%
                                                                                                                -----------------

                          iii) Excess Spread Percentage related to      Oct-04                                              10.47%
                                                                                                                -----------------

      14.  Floating Rate Determinations:

      LIBOR for the Interest Period from  December 20, 2004 through and  including January 19, 2005                       2.41000%
                                                                                                                -----------------

      15.  Principal Funding Account

      a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date)....................   $               -
                                                                                                                -----------------

      b.   The Accumulation Shortfall with respect to the related Monthly Period.............................   $               -
                                                                                                                -----------------

      c.   The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as
           Available Finance Charge Collections..............................................................   $               -
                                                                                                                -----------------

16. Reserve Account

      a.   The amount on deposit in the Reserve Account on the related Payment Date (after taking into
           consideration deposits and withdraws for the related Payment Date)................................   $               -
                                                                                                                -----------------

      b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to
           be treated as Available Finance Charge Collections................................................   $               -
                                                                                                                -----------------

      c.   Interest earnings on the Reserve Account deposited into the Collection Account to be treated as
           Available Finance Charge Collections..............................................................   $               -
                                                                                                                -----------------

17. Cash Collateral Account

      a.   The Required Cash Collateral Account Amount on the related Payment Date...........................   $    7,000,000.00
                                                                                                                -----------------

      b.   The Available Cash Collateral Account Amount on the related Payment Date..........................   $    7,000,000.00
                                                                                                                -----------------

18. Investor Charge-Offs

      a.   The aggregate amount of Investor Charge-Offs for the related Monthly Period.......................   $               -
                                                                                                                -----------------

      b.   The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.......................   $               -
                                                                                                                -----------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period.................................   $               -
                                                                                                                -----------------

           Advanta Bank Corp.
           as Servicer

           By: /s/ MICHAEL COCO
           Name: Michael Coco
           Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to principal payment to the Class A Noteholder..............   $               -
                                                                                                                -----------------

      2.   The amount of distribution in respect to principal payment to the Class B Noteholder..............   $               -
                                                                                                                -----------------

      3.   The amount of distribution in respect to principal payment to the Class C Noteholder..............   $               -
                                                                                                                -----------------

      4.   The amount of distribution in respect to principal payment to the Class D Noteholder..............   $               -
                                                                                                                -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to the Class A Monthly Interest.............................             2.33361
                                                                                                                -----------------

      2.   The amount of distribution in respect to the Class B Monthly Interest.............................             2.80722
                                                                                                                -----------------

      3.   The amount of distribution in respect to the Class C Monthly Interest.............................             3.41000
                                                                                                                -----------------

      4.   The amount of distribution in respect to the Class D Monthly Interest.............................             6.38083
                                                                                                                -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The total amount of distribution in respect to the Class A Noteholder.............................             2.33361
                                                                                                                -----------------

      2.   The total amount of distribution in respect to the Class B Noteholder.............................             2.80722
                                                                                                                -----------------

      3.   The total amount of distribution in respect to the Class C Noteholder.............................             3.41000
                                                                                                                -----------------

      4.   The total amount of distribution in respect to the Class D Noteholder.............................             6.38083
                                                                                                                -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.   The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
           Period preceding such Payment Date................................................................   $  707,756,672.56
                                                                                                                -----------------

      2.   The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date....................................   $   57,887,852.55
                                                                                                                -----------------

      3.   Recoveries for the preceding Monthly Period.......................................................   $    3,924,354.93
                                                                                                                -----------------

      4.   The Defaulted Amount for the preceding Monthly Period.............................................   $   18,350,908.86
                                                                                                                -----------------

      5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
           Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
           Receivables for the preceding Monthly Period......................................................                5.41%
                                                                                                                -----------------

      6.   The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
           Period............................................................................................   $3,124,234,948.85
                                                                                                                -----------------

      7.   The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period....................................................................................   $3,167,954,335.84
                                                                                                                -----------------

      8.   The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
           of the preceding Monthly Period...................................................................   $   53,324,411.93
                                                                                                                -----------------

      9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the

           preceding Monthly Period..........................................................................   $   55,818,896.25
                                                                                                                -----------------

      10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of
           the preceding Monthly Period......................................................................   $2,519,750,000.00
                                                                                                                -----------------

      11.  The Transferor Interest as of the last day of the preceding Monthly Period........................   $  648,204,335.84
                                                                                                                -----------------

      12.  The transferor percentage as of the last day of the preceding Monthly Period......................               20.46%
                                                                                                                -----------------

      13.  The Required Transferor Percentage................................................................                6.00%
                                                                                                                -----------------

      14.  The Required Transferor Interest..................................................................   $  190,077,260.15
                                                                                                                -----------------

      15.  The monthly principal payment rate for the preceding Monthly Period...............................              22.654%
                                                                                                                -----------------

      16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period......   $               -
                                                                                                                -----------------

      17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                  Percentage                    Aggregate
                                                                   of Total                      Account
                                                                  Receivables                    Balance
(a) Delinquent between 30 days and 59 days                           1.121%                 $  36,122,484.74
(b) Delinquent between 60 days and 89 days                           1.055%                 $  34,001,448.98
(c) Delinquent between 90 days and 119 days                          0.792%                 $  25,525,519.53
(d) Delinquent between 120 days and 149 days                         0.655%                 $  21,127,217.13
(e) Delinquent between 150 days and 179 days                         0.572%                 $  18,435,238.17
(f) Delinquent 180 days or greater                                   0.000%                 $              -
                                                                     -----                  ----------------
(g) Aggregate                                                        4.195%                 $ 135,211,908.55
                                                                     =====                  ================

V. Information regarding Series 2001-A

      1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
           2001-A as of the last day of the related Monthly Period...........................................   $  300,000,000.00
                                                                                                                -----------------

      2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of
           Series 2001-A on the last day of the related Monthly Period.......................................   $  300,000,000.00
                                                                                                                -----------------
                                                                                                 NOTE FACTORS

      3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal
           Balance on the last day of the related Monthly Period .................................  1.0000      $  240,000,000.00
                                                                                                                -----------------

      4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal
           Balance on the last day of the related Monthly Period .................................  1.0000      $   28,500,000.00
                                                                                                                -----------------

      5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal
           Balance on the last day of the related Monthly Period .................................  1.0000      $   21,000,000.00
                                                                                                                -----------------

      6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal
           Balance on the last day of the related Monthly Period .................................  1.0000      $   10,500,000.00
                                                                                                                -----------------

      7.   The Floating Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                        9.6023508%
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                       9.3327226%
                                                                                                                -----------------

      8.   The Fixed Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       N/A
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      N/A
                                                                                                                -----------------

      9.   The amount of Investor Principal Collections applicable to Series 2001-A..........................   $   67,304,963.68
                                                                                                                -----------------

      10a. The amount of Available Finance Charge Collections on deposit in the Collection Account on the
           related Payment Date..............................................................................   $    3,883,277.95
                                                                                                                -----------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture......................   $    1,624,659.33
                                                                                                                -----------------

      11.  The Investor Default Amount for the related Monthly Period........................................   $    1,721,727.54
                                                                                                                -----------------

      12.  The Monthly Servicing Fee for the related Monthly Period..........................................   $      500,000.00
                                                                                                                -----------------

      13.  Trust yields for the related Monthly Period

                 a.  The cash yield for the related Monthly Period...........................................               22.03%
                                                                                                                -----------------

                 b.  The default rate for the related Monthly Period.........................................                6.89%
                                                                                                                -----------------

                 c.  The Net Portfolio Yield for the related Monthly Period..................................                5.14%
                                                                                                                -----------------

                 d.  The Base Rate for the related Monthly Period............................................                5.11%
                                                                                                                -----------------

                 e.  The Excess Spread Percentage for the related Monthly Period.............................               10.03%
                                                                                                                -----------------

                 f.  The Quarterly Excess Spread Percentage for the related Monthly Period...................                9.81%
                                                                                                                -----------------

                           i)   Excess Spread Percentage related to       Dec-04                                            10.03%
                                                                                                                -----------------

                           ii)  Excess Spread Percentage related to       Nov-04                                             9.03%
                                                                                                                -----------------

                           iii) Excess Spread Percentage related to       Oct-04                                            10.36%
                                                                                                                -----------------

      14.  Floating Rate Determinations:

      LIBOR for the Interest Period from  December 20, 2004 through and including January 19, 2005                        2.41000%
                                                                                                                -----------------

      15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related Payment Date)...   $               -
                                                                                                                -----------------

                 b.  The Accumulation Shortfall with respect to the related Monthly Period...................   $               -
                                                                                                                -----------------

                 c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
                     treated as Available Finance Charge Collections.........................................   $               -
                                                                                                                -----------------

      16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related Payment Date (after
                     taking into consideration deposits and withdraws for the related Payment Date)..........   $               -
                                                                                                                -----------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                     Account to be treated as Available Finance Charge Collections...........................   $               -
                                                                                                                -----------------

                 c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
                     treated as Available Finance Charge Collections.........................................   $               -
                                                                                                                -----------------

      17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related Payment Date.................   $    5,250,000.00
                                                                                                                -----------------

                 b.  The Available Cash Collateral Account Amount on the related Payment Date................   $    5,250,000.00
                                                                                                                -----------------

      18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.............   $               -
                                                                                                                -----------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.............   $               -
                                                                                                                -----------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period..........................   $               -
                                                                                                                -----------------

                     Advanta Bank Corp.
                     as Servicer

                     By: /s/ MICHAEL COCO
                     Name: Michael Coco
                     Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to principal payment to the Class A Noteholder..............   $               -
                                                                                                                -----------------

      2.   The amount of distribution in respect to principal payment to the Class B Noteholder..............   $               -
                                                                                                                -----------------

      3.   The amount of distribution in respect to principal payment to the Class C Noteholder..............   $               -
                                                                                                                -----------------

      4.   The amount of distribution in respect to principal payment to the Class D Noteholder..............   $               -
                                                                                                                -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to the Class A Monthly Interest.............................             2.24750
                                                                                                                -----------------

      2.   The amount of distribution in respect to the Class B Monthly Interest.............................             2.67806
                                                                                                                -----------------

      3.   The amount of distribution in respect to the Class C Monthly Interest.............................             3.58222
                                                                                                                -----------------

      4.   The amount of distribution in respect to the Class D Monthly Interest.............................             7.67250
                                                                                                                -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The total amount of distribution in respect to the Class A Noteholder.............................             2.24750
                                                                                                                -----------------

      2.   The total amount of distribution in respect to the Class B Noteholder.............................             2.67806
                                                                                                                -----------------

      3.   The total amount of distribution in respect to the Class C Noteholder.............................             3.58222
                                                                                                                -----------------

      4.   The total amount of distribution in respect to the Class D Noteholder.............................             7.67250
                                                                                                                -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.   The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
           Period preceding such Payment Date................................................................   $  707,756,672.56
                                                                                                                -----------------

      2.   The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date....................................   $   57,887,852.55
                                                                                                                -----------------

      3.   Recoveries for the preceding Monthly Period.......................................................   $    3,924,354.93
                                                                                                                -----------------

      4.   The Defaulted Amount for the preceding Monthly Period.............................................   $   18,350,908.86
                                                                                                                -----------------

      5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
           Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
           Receivables for the preceding Monthly Period......................................................                5.41%
                                                                                                                -----------------

      6.   The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
           Period............................................................................................   $3,124,234,948.85
                                                                                                                -----------------

      7.   The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period....................................................................................   $3,167,954,335.84
                                                                                                                -----------------

      8.   The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
           of the preceding Monthly Period...................................................................   $   53,324,411.93
                                                                                                                -----------------

      9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the

           preceding Monthly Period .........................................................................   $   55,818,896.25
                                                                                                                -----------------

      10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of
           the preceding Monthly Period......................................................................   $2,519,750,000.00
                                                                                                                -----------------

      11.  The Transferor Interest as of the last day of the preceding Monthly Period........................      648,204,335.84
                                                                                                                -----------------

      12.  The transferor percentage as of the last day of the preceding Monthly Period......................               20.46%
                                                                                                                -----------------

      13.  The Required Transferor Percentage................................................................                6.00%
                                                                                                                -----------------

      14.  The Required Transferor Interest..................................................................   $  190,077,260.15
                                                                                                                -----------------

      15.  The monthly principal payment rate for the preceding Monthly Period...............................              22.654%
                                                                                                                -----------------

      16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period......   $               -
                                                                                                                -----------------

      17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                         Percentage                     Aggregate
                                                                          of Total                       Account
                                                                         Receivables                     Balance
(a) Delinquent between 30 days and 59 days                                  1.121%                  $  36,122,484.74
(b) Delinquent between 60 days and 89 days                                  1.055%                  $  34,001,448.98
(c) Delinquent between 90 days and 119 days                                 0.792%                  $  25,525,519.53
(d) Delinquent between 120 days and 149 days                                0.655%                  $  21,127,217.13
(e) Delinquent between 150 days and 179 days                                0.572%                  $  18,435,238.17
(f) Delinquent 180 days or greater                                          0.000%                  $              -
                                                                            -----                   ----------------
(g) Aggregate                                                               4.195%                  $ 135,211,908.55
                                                                            =====                   ================

V. Information regarding Series 2002-A

      1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
           2002-A as of the last day of the related Monthly Period...........................................   $  300,000,000.00
                                                                                                                -----------------

      2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of
           Series 2002-A on the last day of the related Monthly Period.......................................   $  300,000,000.00
                                                                                                                -----------------
                                                                                                 NOTE FACTORS

      3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal
           Balance on the last day of the related Monthly Period ..................................  1.0000     $  240,000,000.00
                                                                                                                -----------------

      4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal
           Balance on the last day of the related Monthly Period ..................................  1.0000     $   27,750,000.00
                                                                                                                -----------------

      5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal
           Balance on the last day of the related Monthly Period ..................................  1.0000     $   21,750,000.00
                                                                                                                -----------------

      6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal
           Balance on the last day of the related Monthly Period ..................................  1.0000     $   10,500,000.00
                                                                                                                -----------------

      7.   The Floating Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                        9.6023508%
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                       9.3327226%
                                                                                                                -----------------

      8.   The Fixed Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       N/A
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      N/A
                                                                                                                -----------------

      9.   The amount of Investor Principal Collections applicable to Series 2002-A..........................   $   67,304,963.68
                                                                                                                -----------------

      10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the
           Related Payment Date to be treated as Servicer Interchange........................................   $       62,500.00
                                                                                                                -----------------

      10b. The amount of Available Finance Charge Collections on deposit in the Collection Account on the
           related Payment Date..............................................................................   $    3,883,277.95
                                                                                                                -----------------

      10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture......................   $    1,562,159.33
                                                                                                                -----------------

      11.  The Investor Default Amount for the related Monthly Period........................................   $    1,721,727.54
                                                                                                                -----------------

      12.  The Monthly Servicing Fee for the related Monthly Period..........................................   $      500,000.00
                                                                                                                -----------------

      13.  Trust yields for the related Monthly Period

                 a.  The cash yield for the related Monthly Period...........................................               22.03%
                                                                                                                -----------------

                 b.  The default rate for the related Monthly Period.........................................                6.89%
                                                                                                                -----------------

                 c.  The Net Portfolio Yield for the related Monthly Period..................................               15.14%
                                                                                                                -----------------

                 d.  The Base Rate for the related Monthly Period............................................                5.09%
                                                                                                                -----------------

                 e.  The Excess Spread Percentage for the related Monthly Period.............................               10.05%
                                                                                                                -----------------

                 f.  The Quarterly Excess Spread Percentage for the related Monthly Period...................                9.83%
                                                                                                                -----------------

                          i)   Excess Spread Percentage related to     Dec-04                                               10.05%
                                                                                                                -----------------

                          ii)  Excess Spread Percentage related to     Nov-04                                                9.05%
                                                                                                                -----------------

                          iii) Excess Spread Percentage related to     Oct-04                                               10.39%
                                                                                                                -----------------

      14.  Floating Rate Determinations:

      LIBOR for the Interest Period from December 20, 2004 through and including January 19, 2005                         2.41000%
                                                                                                                -----------------

      15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related Payment Date)...   $               -
                                                                                                                -----------------

                 b.  The Accumulation Shortfall with respect to the related Monthly Period...................   $               -
                                                                                                                -----------------

                 c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
                     treated as Available Finance Charge Collections.........................................   $               -
                                                                                                                -----------------

      16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related Payment Date (after
                     taking into consideration deposits and withdraws for the related Payment Date)..........   $               -
                                                                                                                -----------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                     Account to be treated as Available Finance Charge Collections...........................   $               -
                                                                                                                -----------------

                 c.  Interest earnings on the Reserve Account deposited into the Collection Account
                     to be treated as Available Finance Charge Collections...................................   $               -
                                                                                                                -----------------

      17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related Payment Date.................        6,000,000.00
                                                                                                                -----------------

                 b.  The Available Cash Collateral Account Amount on the related Payment Date................   $    6,000,000.00
                                                                                                                -----------------

      18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.............   $               -
                                                                                                                -----------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.............   $               -
                                                                                                                -----------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period..........................   $               -
                                                                                                                -----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MICHAEL COCO
                 Name: Michael Coco
                 Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to principal payment to the Class A Noteholder..............   $               -
                                                                                                                -----------------

      2.   The amount of distribution in respect to principal payment to the Class B Noteholder..............   $               -
                                                                                                                -----------------

      3.   The amount of distribution in respect to principal payment to the Class C Noteholder..............   $               -
                                                                                                                -----------------

      4.   The amount of distribution in respect to principal payment to the Class D Noteholder..............   $               -
                                                                                                                -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to the Class A Monthly Interest.............................             2.41972
                                                                                                                -----------------

      2.   The amount of distribution in respect to the Class B Monthly Interest.............................             3.58222
                                                                                                                -----------------

      3.   The amount of distribution in respect to the Class C Monthly Interest.............................             5.08917
                                                                                                                -----------------

      4.   The amount of distribution in respect to the Class D Monthly Interest.............................             8.96417
                                                                                                                -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The total amount of distribution in respect to the Class A Noteholder.............................             2.41972
                                                                                                                -----------------

      2.   The total amount of distribution in respect to the Class B Noteholder.............................             3.58222
                                                                                                                -----------------

      3.   The total amount of distribution in respect to the Class C Noteholder.............................             5.08917
                                                                                                                -----------------

      4.   The total amount of distribution in respect to the Class D Noteholder.............................             8.96417
                                                                                                                -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.   The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
           Period preceding such Payment Date................................................................   $  707,756,672.56
                                                                                                                -----------------

      2.   The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date....................................   $   57,887,852.55
                                                                                                                -----------------

      3.   Recoveries for the preceding Monthly Period.......................................................   $    3,924,354.93
                                                                                                                -----------------

      4.   The Defaulted Amount for the preceding Monthly Period.............................................   $   18,350,908.86
                                                                                                                -----------------

      5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
           Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
           Receivables for the preceding Monthly Period......................................................                5.41%
                                                                                                                -----------------

      6.   The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
           Period............................................................................................   $3,124,234,948.85
                                                                                                                -----------------

      7.   The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period....................................................................................   $3,167,954,335.84
                                                                                                                -----------------

      8.   The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
           of the preceding Monthly Period...................................................................   $   53,324,411.93
                                                                                                                -----------------

      9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the

           preceding Monthly Period .........................................................................   $   55,818,896.25
                                                                                                                -----------------

      10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of
           the preceding Monthly Period......................................................................   $2,519,750,000.00
                                                                                                                -----------------

      11.  The Transferor Interest as of the last day of the preceding Monthly Period........................   $  648,204,335.84
                                                                                                                -----------------

      12.  The transferor percentage as of the last day of the preceding Monthly Period......................               20.46%
                                                                                                                -----------------

      13.  The Required Transferor Percentage................................................................                6.00%
                                                                                                                -----------------

      14.  The Required Transferor Interest..................................................................   $  190,077,260.15
                                                                                                                -----------------

      15.  The monthly principal payment rate for the preceding Monthly Period...............................              22.654%
                                                                                                                -----------------

      16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period......   $               -
                                                                                                                -----------------

      17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                    Percentage                   Aggregate
                                                                     of Total                     Account
                                                                    Receivables                   Balance
(a) Delinquent between 30 days and 59 days                            1.121%                 $  36,122,484.74
(b) Delinquent between 60 days and 89 days                            1.055%                 $  34,001,448.98
(c) Delinquent between 90 days and 119 days                           0.792%                 $  25,525,519.53
(d) Delinquent between 120 days and 149 days                          0.655%                 $  21,127,217.13
(e) Delinquent between 150 days and 179 days                          0.572%                 $  18,435,238.17
(f) Delinquent 180 days or greater                                    0.000%                 $              -
                                                                      -----                  ----------------
(g) Aggregate                                                         4.195%                 $ 135,211,908.55
                                                                      =====                  ================

V. Information regarding Series 2003-A

      1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
           2003-A as of the last day of the related Monthly Period...........................................   $  400,000,000.00
                                                                                                                -----------------

      2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of
           Series 2003-A on the last day of the related Monthly Period.......................................   $  400,000,000.00
                                                                                                                -----------------
                                                                                                 NOTE FACTORS

      3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $  320,000,000.00
                                                                                                                -----------------


      4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $   37,000,000.00
                                                                                                                -----------------


      5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $   29,000,000.00
                                                                                                                -----------------


      6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $   14,000,000.00
                                                                                                                -----------------


      7.   The Floating Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       12.8031344%
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      12.4436301%
                                                                                                                -----------------

      8.   The Fixed Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       N/A
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      N/A
                                                                                                                -----------------

      9.   The amount of Investor Principal Collections applicable to Series 2003-A..........................   $   89,739,951.53
                                                                                                                -----------------

      10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the
           Related Payment Date to be treated as Servicer Interchange........................................   $       83,333.33
                                                                                                                -----------------

      10b. The amount of Available Finance Charge Collections on deposit in the Collection Account on the
           related Payment Date..............................................................................   $    5,177,703.91
                                                                                                                -----------------

      10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture......................   $    2,082,879.17
                                                                                                                -----------------

      11.  The Investor Default Amount for the related Monthly Period........................................   $    2,295,636.69
                                                                                                                -----------------

      12.  The Monthly Servicing Fee for the related Monthly Period..........................................   $      666,666.67
                                                                                                                -----------------

      13.  Trust yields for the related Monthly Period

                 a.  The cash yield for the related Monthly Period...........................................               22.03%
                                                                                                                -----------------

                 b.  The default rate for the related Monthly Period.........................................                6.89%
                                                                                                                -----------------

                 c.  The Net Portfolio Yield for the related Monthly Period..................................               15.14%
                                                                                                                -----------------

                 d.  The Base Rate for the related Monthly Period............................................                5.54%
                                                                                                                -----------------

                 e.  The Excess Spread Percentage for the related Monthly Period.............................                9.60%
                                                                                                                -----------------

                 f.  The Quarterly Excess Spread Percentage for the related Monthly Period...................                9.38%
                                                                                                                -----------------

                           i)   Excess Spread Percentage related to    Dec-04                                                9.60%
                                                                                                                -----------------

                           ii)  Excess Spread Percentage related to    Nov-04                                                8.64%
                                                                                                                -----------------

                           iii) Excess Spread Percentage related to    Oct-04                                                9.91%
                                                                                                                -----------------

      14.  Floating Rate Determinations:

      LIBOR for the Interest Period from December 20, 2004 through and including January 19, 2005                         2.41000%
                                                                                                                -----------------

      15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related Payment Date)...   $               -
                                                                                                                -----------------

                 b.  The Accumulation Shortfall with respect to the related Monthly Period...................   $               -
                                                                                                                -----------------

                 c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
                     treated as Available Finance Charge Collections.........................................   $               -
                                                                                                                -----------------

      16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related Payment Date (after
                     taking into consideration deposits and withdraws for the related Payment Date)..........   $               -
                                                                                                                -----------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                     Account to be treated as Available Finance Charge Collections...........................   $               -
                                                                                                                -----------------

                 c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
                     treated as Available Finance Charge Collections.........................................   $               -
                                                                                                                -----------------

      17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related Payment Date.................        8,000,000.00
                                                                                                                -----------------

                 b.  The Available Cash Collateral Account Amount on the related Payment Date................   $    8,000,000.00
                                                                                                                -----------------

      18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.............   $               -
                                                                                                                -----------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.............   $               -
                                                                                                                -----------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period..........................   $               -
                                                                                                                -----------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MICHAEL COCO
                 Name: Michael Coco
                 Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to principal payment to the
            Class A Noteholder..........................................................         $               -
                                                                                                 -----------------

      2.    The amount of distribution in respect to principal payment to the
            Class B Noteholder..........................................................         $               -
                                                                                                 -----------------

      3.    The amount of distribution in respect to principal payment to the
            Class C Noteholder..........................................................         $               -
                                                                                                 -----------------

      4.    The amount of distribution in respect to principal payment to the
            Class D Noteholder..........................................................         $               -
                                                                                                 -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to the Class A Monthly
            Interest....................................................................                   2.37667
                                                                                                 -----------------

      2.    The amount of distribution in respect to the Class B Monthly
            Interest....................................................................                   3.49611
                                                                                                 -----------------

      3.    The amount of distribution in respect to the Class C Monthly
            Interest....................................................................                   5.60583
                                                                                                 -----------------

      4.    The amount of distribution in respect to the Class D Monthly
            Interest....................................................................                   8.96417
                                                                                                 -----------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

      1.    The total amount of distribution in respect to the Class A
            Noteholder..................................................................                   2.37667
                                                                                                 -----------------

      2.    The total amount of distribution in respect to the Class B
            Noteholder..................................................................                   3.49611
                                                                                                 -----------------

      3.    The total amount of distribution in respect to the Class C
            Noteholder..................................................................                   5.60583
                                                                                                 -----------------

      4.    The total amount of distribution in respect to the Class D
            Noteholder..................................................................                   8.96417
                                                                                                 -----------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1.    The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment
            Date........................................................................         $  707,756,672.56
                                                                                                 -----------------

      2.    The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date.................................................         $   57,887,852.55
                                                                                                 -----------------

      3.    Recoveries for the preceding Monthly Period.................................         $    3,924,354.93
                                                                                                 -----------------

      4.    The Defaulted Amount for the preceding Monthly Period.......................         $   18,350,908.86
                                                                                                 -----------------

      5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
            Monthly Period, and the denominator is the average Receivables for
            the preceding Monthly Period................................................                      5.41%
                                                                                                 -----------------

      6.    The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period...................................         $3,124,234,948.85
                                                                                                 -----------------

      7.    The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period....................................         $3,167,954,335.84
                                                                                                 -----------------

      8.    The total amount of Finance Charge and Administrative Receivables in
            the Trust at the beginning of the preceding Monthly Period..................         $   53,324,411.93
                                                                                                 -----------------

      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the

            preceding Monthly Period....................................................         $   55,818,896.25
                                                                                                 -----------------

      10.   The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period..............         $2,519,750,000.00
                                                                                                 -----------------

      11.   The Transferor Interest as of the last day of the preceding Monthly Period..         $  648,204,335.84
                                                                                                 -----------------

      12.   The transferor percentage as of the last day of the preceding Monthly
            Period......................................................................                     20.46%
                                                                                                 -----------------

      13.   The Required Transferor Percentage..........................................                      6.00%
                                                                                                 -----------------

      14.   The Required Transferor Interest............................................         $  190,077,260.15
                                                                                                 -----------------

      15.   The monthly principal payment rate for the preceding Monthly Period.........                    22.654%
                                                                                                 -----------------

      16.   The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period....................................................         $               -
                                                                                                 -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                              Percentage      Aggregate
                                               of Total        Account
                                              Receivables      Balance
(a) Delinquent between 30 days and 59 days      1.121%      $ 36,122,484.74
(b) Delinquent between 60 days and 89 days      1.055%      $ 34,001,448.98
(c) Delinquent between 90 days and 119 days     0.792%      $ 25,525,519.53
(d) Delinquent between 120 days and 149 days    0.655%      $ 21,127,217.13
(e) Delinquent between 150 days and 179 days    0.572%      $ 18,435,238.17
(f) Delinquent 180 days or greater              0.000%      $             -
                                                -----       ---------------
(g) Aggregate                                   4.195%      $135,211,908.55
                                                =====       ===============

V. Information regarding Series 2003-B

      1.    The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2003-B as of the last day of the related
            Monthly Period.....................................................................  $  300,000,000.00
                                                                                                 -----------------

      2.    The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2003-B on the last day of the related Monthly Period.............................................................  $  300,000,000.00
                                                                                                 -----------------

                                                                                  NOTE FACTORS

      3.    The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related
            Monthly Period......................................................     1.0000      $  240,000,000.00
                                                                                                 -----------------

      4.    The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related
            Monthly Period .....................................................     1.0000      $   27,750,000.00
                                                                                                 -----------------

      5.    The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal Balance on the last day of the related
            Monthly Period .....................................................     1.0000      $   21,750,000.00
                                                                                                 -----------------

      6.    The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period .....................................................     1.0000      $   10,500,000.00
                                                                                                 -----------------

      7.    The Floating Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                         9.6023508%
                                                                                                 -----------------
      December 22, 2004 through December 31, 2004                                                        9.3327226%
                                                                                                 -----------------

      8.    The Fixed Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                        N/A
                                                                                                 -----------------
      December 22, 2004 through December 31, 2004                                                       N/A
                                                                                                 -----------------

      9.    The amount of Investor Principal Collections applicable to Series 2003-B....         $   67,304,963.68
                                                                                                 -----------------

      10a.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account on the related Payment Date..............................         $    3,883,277.95
                                                                                                 -----------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
            Section 8.04(a) of the Master Indenture.....................................         $    1,624,659.33
                                                                                                 -----------------

      11.   The Investor Default Amount for the related Monthly Period..................         $    1,721,727.54
                                                                                                 -----------------

      12.   The Monthly Servicing Fee for the related Monthly Period....................         $      500,000.00
                                                                                                 -----------------

      13.   Trust yields for the related Monthly Period

            a.    The cash yield for the related Monthly Period.........................                     22.03%
                                                                                                 -----------------

            b.    The default rate for the related Monthly Period.......................                      6.89%
                                                                                                 -----------------

            c.    The Net Portfolio Yield for the related Monthly Period................                     15.14%
                                                                                                 -----------------

            d.    The Base Rate for the related Monthly Period..........................                      5.53%
                                                                                                 -----------------

            e.    The Excess Spread Percentage for the related Monthly Period...........                      9.61%
                                                                                                 -----------------

            f.    The Quarterly Excess Spread Percentage for the related Monthly

                  Period................................................................                      9.39%
                                                                                                 -----------------

                       i)    Excess Spread Percentage related to     Dec-04                                   9.61%
                                                                                                 -----------------

                       ii)   Excess Spread Percentage related to     Nov-04                                   8.65%
                                                                                                 -----------------

                       iii)  Excess Spread Percentage related to     Oct-04                                   9.92%
                                                                                                 -----------------

      14.   Floating Rate Determinations:

      LIBOR for the Interest Period from December 20, 2004 through and including
      January 19, 2005                                                                                     2.41000%
                                                                                                 -----------------

      15.   Principal Funding Account

            a.    The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                  and withdraws for the related Payment Date)...................                 $               -
                                                                                                 -----------------

            b.    The Accumulation Shortfall with respect to the related Monthly
                  Period................................................................         $               -
                                                                                                 -----------------

            c.    The Principal Funding Investment Proceeds deposited in the
                  Collection Account to be treated as Available Finance Charge
                  Collections...........................................................         $               -
                                                                                                 -----------------

      16.   Reserve Account

            a.    The amount on deposit in the Reserve Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date)...............................         $               -
                                                                                                 -----------------

            b.    The Reserve Draw Amount for the related Monthly Period
                  deposited into the Collection Account to be treated as
                  Available Finance Charge Collections..................................         $               -
                                                                                                 -----------------

            c.    Interest earnings on the Reserve Account deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections...........................................................         $               -
                                                                                                 -----------------

      17.   Cash Collateral Account

            a.    The Required Cash Collateral Account Amount on the related
                  Payment Date..........................................................         $    6,750,000.00
                                                                                                 -----------------

            b.    The Available Cash Collateral Account Amount on the related
                  Payment Date..........................................................         $    6,750,000.00
                                                                                                 -----------------

      18.   Investor Charges Account

            a.    The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period........................................................         $               -
                                                                                                 -----------------

            b.    The aggregate amount of Investor Charge-Offs reimbursed on the
                  Payment Date..........................................................         $               -
                                                                                                 -----------------

      19.   The Monthly Principal Reallocation Amount for the related Monthly
            Period......................................................................         $               -
                                                                                                 -----------------

                       Advanta Bank Corp.
                       as Servicer

                       By: /s/ MICHAEL COCO
                       Name: Michael Coco
                       Title: Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to principal payment to the
            Class A-1 Noteholders.......................................................         $               -
                                                                                                 -----------------

      2.    The amount of distribution in respect to principal payment to the
            Class A-2 Noteholders.......................................................         $               -
                                                                                                 -----------------

      3.    The amount of distribution in respect to principal payment to the
            Class B Noteholders.........................................................         $               -
                                                                                                 -----------------

      4.    The amount of distribution in respect to principal payment to the
            Class C-1 Noteholders.......................................................         $               -
                                                                                                 -----------------

      5.    The amount of distribution in respect to principal payment to the
            Class C-2 Noteholders.......................................................         $               -
                                                                                                 -----------------

      6.    The amount of distribution in respect to principal payment to the
            Class D Noteholders.........................................................         $               -
                                                                                                 -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to the Class A-1 Monthly Interest.....         $         2.28777
                                                                                                 -----------------

      2.    The amount of distribution in respect to the Class A-2 Monthly Interest.....         $         2.27333
                                                                                                 -----------------

      3.    The amount of distribution in respect to the Class B Monthly Interest.......         $         3.36694
                                                                                                 -----------------

      4.    The amount of distribution in respect to the Class C-1 Monthly Interest.....         $         5.47667
                                                                                                 -----------------

      5.    The amount of distribution in respect to the Class C-2 Monthly Interest.....         $         4.95833
                                                                                                 -----------------

      6.    The amount of distribution in respect to the Class D Monthly Interest.......         $         8.10306
                                                                                                 -----------------

III. Information regarding the total monthly distribution to the Noteholders
(Stated on the basis of $1,000 original Note Principal Balance)

      1.    The total amount of distribution in respect to the Class A-1 Noteholders....         $         2.28777
                                                                                                 -----------------

      2.    The total amount of distribution in respect to the Class A-2 Noteholders....         $         2.27333
                                                                                                 -----------------

      3.    The total amount of distribution in respect to the Class B Noteholders......         $         3.36694
                                                                                                 -----------------

      4.    The total amount of distribution in respect to the Class C-1 Noteholders....         $         5.47667
                                                                                                 -----------------

      5.    The total amount of distribution in respect to the Class C-2 Noteholders....         $         4.95833
                                                                                                 -----------------

      6.    The total amount of distribution in respect to the Class D Noteholders......         $         8.10306
                                                                                                 -----------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1.    The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date..............         $  707,756,672.56
                                                                                                 -----------------

      2.    The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date.................................................         $   57,887,852.55
                                                                                                 -----------------

      3.    Recoveries for the preceding Monthly Period.................................         $    3,924,354.93
                                                                                                 -----------------

      4.    The Defaulted Amount for the preceding Monthly Period.......................         $   18,350,908.86
                                                                                                 -----------------

      5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
            Monthly Period, and the denominator is the average Receivables for
            the preceding Monthly Period................................................                      5.41%
                                                                                                 -----------------

      6.    The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period...................................         $3,124,234,948.85
                                                                                                 -----------------

      7.    The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period....................................         $3,167,954,335.84
                                                                                                 -----------------

      8.    The total amount of Finance Charge and Administrative Receivables in
            the Trust at the beginning of the preceding Monthly Period..................         $   53,324,411.93
                                                                                                 -----------------

      9.    The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period................         $   55,818,896.25
                                                                                                 -----------------

      10.   The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period..............         $2,519,750,000.00
                                                                                                 -----------------

      11.   The Transferor Interest as of the last day of the preceding Monthly
            Period......................................................................         $  648,204,335.84
                                                                                                 -----------------

      12.   The transferor percentage as of the last day of the preceding
            Monthly Period..............................................................                     20.46%
                                                                                                 -----------------

      13.   The Required Transferor Percentage..........................................                      6.00%
                                                                                                 -----------------

      14.   The Required Transferor Interest............................................         $  190,077,260.15
                                                                                                 -----------------

      15.   The monthly principal payment rate for the preceding Monthly Period.........                    22.654%
                                                                                                 -----------------

      16.   The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period....................................................         $               -
                                                                                                 -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage      Aggregate
                                                of Total        Account
                                              Receivables       Balance
                                              -----------   ---------------
(a) Delinquent between 30 days and 59 days      1.121%      $ 36,122,484.74
(b) Delinquent between 60 days and 89 days      1.055%      $ 34,001,448.98
(c) Delinquent between 90 days and 119 days     0.792%      $ 25,525,519.53
(d) Delinquent between 120 days and 149 days    0.655%      $ 21,127,217.13
(e) Delinquent between 150 days and 179 days    0.572%      $ 18,435,238.17
(f) Delinquent 180 days or greater              0.000%      $             -
                                                -----       ----------------
(g) Aggregate                                   4.195%      $135,211,908.55
                                                =====       ===============

V. Information regarding Series 2003-C

      1.    The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2003-C as of the last day of the related
            Monthly Period..............................................................         $  300,000,000.00
                                                                                                 -----------------

      2.    The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2003-C on the last day of the
            related Monthly Period......................................................         $  300,000,000.00
                                                                                                 -----------------

                                                                                  NOTE FACTORS

      3.    The amount of Principal Receivables in the Trust represented by the
            Class A-1 Note Principal Balance on the last day of the related
            Monthly Period......................................................      1.0000     $  210,000,000.00
                                                                                                 -----------------

      4.    The amount of Principal Receivables in the Trust represented by the
            Class A-2 Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000     $   30,000,000.00
                                                                                                 -----------------

      5.    The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000     $   27,750,000.00
                                                                                                 -----------------

      6.    The amount of Principal Receivables in the Trust represented by the
            Class C-1 Note Principal Balance on the last day of the related
            Monthly Period......................................................      1.0000     $   10,000,000.00
                                                                                                 -----------------

      7.    The amount of Principal Receivables in the Trust represented by the
            Class C-2 Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000     $   11,750,000.00
                                                                                                 -----------------

      8.    The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period......................................................      1.0000     $   10,500,000.00
                                                                                                 -----------------

      9.    The Floating Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                         9.6023508%
                                                                                                 -----------------
      December 22, 2004 through December 31, 2004                                                        9.3327226%
                                                                                                 -----------------

      10.   The Fixed Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                       N/A
                                                                                                 -----------------
      December 22, 2004 through December 31, 2004                                                      N/A
                                                                                                 -----------------

      11.   The amount of Investor Principal Collections applicable to Series
            2003-C......................................................................         $   67,304,963.68
                                                                                                 -----------------

      12a.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account on the related Payment Date..............................         $    3,883,277.95
                                                                                                 -----------------

      12b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
            Section 8.04(a) of the Master Indenture.....................................         $    1,624,659.33
                                                                                                 -----------------

      13.   The Investor Default Amount for the related Monthly Period..................         $    1,721,727.54
                                                                                                 -----------------

      14.   The Monthly Servicing Fee for the related Monthly Period....................         $      500,000.00
                                                                                                 -----------------

      15.   Trust yields for the related Monthly Period

            a.    The cash yield for the related Monthly Period.........................                     22.03%
                                                                                                 -----------------

            b.    The default rate for the related Monthly Period.......................                      6.89%
                                                                                                 -----------------

            c.    The Net Portfolio Yield for the related Monthly Period................                     15.14%
                                                                                                 -----------------
            d.    The Base Rate for the related Monthly Period..........................                      5.36%
                                                                                                 -----------------

            e.    The Excess Spread Percentage for the related Monthly Period...........                      9.78%
                                                                                                 -----------------

            f.    The Quarterly Excess Spread Percentage for the related Monthly
                  Period................................................................                      9.51%
                                                                                                 -----------------

                      i)    Excess Spread Percentage related to         Dec-04                                9.78%
                                                                                                 -----------------

                      ii)   Excess Spread Percentage related to         Nov-04                                8.72%
                                                                                                 -----------------

                      iii)  Excess Spread Percentage related to         Oct-04                               10.04%
                                                                                                 -----------------

      16.   Floating Rate Determinations:

      Average Federal Funds Rate for the Interest Period from December 20, 2004
      through and including January 19, 2005                                                               2.25677%
                                                                                                 -----------------

      LIBOR for the Interest Period from December 20, 2004 through and including
      January 19, 2005                                                                                     2.41000%
                                                                                                 -----------------

      Federal Funds Rate in effect for each day during the interest period of December 20, 2004 through and including January 19, 2005

December 20      2.23%      December 28      2.24%      January 5       2.25%      January 13      2.25%
December 21      2.26%      December 29      2.24%      January 6       2.25%      January 14      2.29%
December 22      2.24%      December 30      2.23%      January 7       2.25%      January 15      2.29%
December 23      2.25%      December 31      2.24%      January 8       2.25%      January 16      2.29%
December 24      2.34%      January 1        2.24%      January 9       2.25%      January 17      2.29%
December 25      2.34%      January 2        2.24%      January 10      2.24%      January 18      2.29%
December 26      2.34%      January 3        1.97%      January 11      2.26%      January 19      2.29%
December 27      2.27%      January 4        2.31%      January 12      2.24%

      17.   Principal Funding Account

            a.    The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                  and withdraws for the related Payment Date)...........................         $               -
                                                                                                 -----------------

            b.    The Accumulation Shortfall with respect to the related Monthly
                  Period................................................................         $               -
                                                                                                 -----------------

            c.    The Principal Funding Investment Proceeds deposited in the
                  Collection Account to be treated as Available Finance Charge
                  Collections...........................................................         $               -
                                                                                                 -----------------

      18.   Reserve Account

            a.    The amount on deposit in the Reserve Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date)...............................         $               -
                                                                                                 -----------------

            b.    The Reserve Draw Amount for the related Monthly Period
                  deposited into the Collection Account to be treated as
                  Available Finance Charge Collections..................................         $               -
                                                                                                 -----------------

            c.    Interest earnings on the Reserve Account deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections...........................................................         $               -
                                                                                                 -----------------

      19.   Cash Collateral Account

            a.    The Required Cash Collateral Account Amount on the related
                  Payment Date..........................................................         $    6,750,000.00
                                                                                                 -----------------

            b.    The Available Cash Collateral Account Amount on the related
                  Payment Date..........................................................         $    6,750,000.00
                                                                                                 -----------------

      20.   Investor Charge-Offs

            a.    The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period........................................................         $               -
                                                                                                 -----------------

            b.    The aggregate amount of Investor Charge-Offs reimbursed on the
                  Payment Date..........................................................         $               -
                                                                                                 -----------------

      21.   The Monthly Principal Reallocation Amount for the related Monthly
            Period......................................................................         $               -
                                                                                                 -----------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MICHAEL COCO
                  Name: Michael Coco
                  Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #0076IHBD2
CLASS C CUSIP #0076IHBEO

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                        PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections arc references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to principal payment to the Class A Noteholder .............   $               -
                                                                                                                -----------------

      2    The amount of distribution in respect to principal payment to the Class B Noteholder .............   $               -
                                                                                                                -----------------

      3.   The amount of distribution in respect to principal payment to the Class C Noteholder .............   $               -
                                                                                                                -----------------

      4.   The amount of distribution in respect to principal payment to the Class D Noteholder .............   $               -
                                                                                                                -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Staled on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to the Class A Monthly Interest ............................             2.30778
                                                                                                                -----------------

      2.   The amount of distribution in respect to the Class B Monthly Interest ............................             3.06556
                                                                                                                -----------------

      3.   The amount of distribution in respect to the Class C Monthly Interest ............................             4.57250
                                                                                                                -----------------

      4.   The amount of distribution in respect to the Class D Monthly Interest ............................             8.53361
                                                                                                                -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The total amount of distribution in respect to the Class A Noteholder ............................             2.30778
                                                                                                                -----------------

      2.   The total amount of distribution in respect to the Class B Noteholder ............................             3.06556
                                                                                                                -----------------

      3.   The total amount of distribution in respect to the Class C Noteholder ............................             4.57250
                                                                                                                -----------------

      4.   The total amount of distribution in respect to the Class D Noteholder ............................             8.53361
                                                                                                                -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.   The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
           Period preceding such Payment Date ...............................................................   $  707,756,672.56
                                                                                                                -----------------

      2.   The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date ...................................   $   57,887,852.55
                                                                                                                -----------------

      3.   Recoveries for the preceding Monthly Period ......................................................   $    3,924,354.93
                                                                                                                -----------------

      4.   The Defaulted Amount for the preceding Monthly Period ............................................   $   18,350,908.86
                                                                                                                -----------------

      5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
           Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
           Receivables for the preceding Monthly Period .....................................................                5.41%
                                                                                                                -----------------

      6.   The total amount of Principal Receivables in the trust at the beginning of the preceding
           Monthly Period ...................................................................................   $3,124,234,948.85
                                                                                                                -----------------

      7.   The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period ...................................................................................   $3,167,954,335.84
                                                                                                                -----------------

      8.   The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
           of the preceding Monthly Period ..................................................................   $   53,324,411.93
                                                                                                                -----------------

      9.   The total amount of Finance Charge and Administrative Receivables in the Trust us of the last day
           of the preceding Monthly Period ..................................................................   $   55,818,896.25
                                                                                                                -----------------

      10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
           of the preceding Monthly Period. .................................................................   $2,519,750,000.00
                                                                                                                -----------------

      11.  The Transferor Interest as of the last day of the preceding Monthly Period .......................   $  648,204,335.84
                                                                                                                -----------------

      12.  The transferor percentage as of the last day of the preceding Monthly Period .....................               20.46%
                                                                                                                -----------------

      13.  The Required Transferor Percentage ...............................................................                6.00%
                                                                                                                -----------------

      14.  The Required Transferor Interest .................................................................   $  190,077,260.15
                                                                                                                -----------------

      15.  The monthly principal payment rate for the preceding Monthly Period ..............................              22.654%
                                                                                                                -----------------

      16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .....   $               -
                                                                                                                -----------------

      17.  The aggregate outstanding balance of the Accounts which were delinquent, as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                       Percentage          Aggregate
                                                        of Total            Account
                                                       Receivables          Balance
(a) Delinquent between 30 days and 59 days                1.121%       $  36,122,484.74
(b) Delinquent between 60 days and 89 days                1.055%       $  34,001,448.98
(c) Delinquent between 90 days and 119 days               0.792%       $  25,525,519.53
(d) Delinquent between 120 days and 149 days              0.655%       $  21,127,217.13
(c) Delinquent between 150 days and 179 days              0.572%       $  18,435,238.17
(f) Delinquent 180 days or greater days                   0.000%       $              -
                                                          -----        ----------------
(g) Aggregate                                             4.195%       $ 135,211,908.55
                                                          =====        ================

V. Information regarding Series 2003-D

      1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
           2003-D as of the last day of the related Monthly Period ..........................................   $  400,000,000.00
                                                                                                                -----------------

      2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of
           Series 2003-D on the last day of the related Monthly Period ......................................   $  400,000,000.00
                                                                                                                -----------------
                                                                                                 NOTE FACTORS

      3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $  320,000,000.00
                                                                                                                -----------------

      4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $   37,000,000.00
                                                                                                                -----------------

      5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $   29,000,000.00
                                                                                                                -----------------

      6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal
           Balance on the last day of the related Monthly Period ..................................... 1.0000   $   14,000,000.00
                                                                                                                -----------------


      7.   The Floating Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       12.8031344%
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      12.4436301%
                                                                                                                -----------------

      8.   The Fixed Investor Percentage with respect to the period:

      December 1, 2004 through December 21, 2004                                                                       N/A
                                                                                                                -----------------
      December 22, 2004 through December 31, 2004                                                                      N/A
                                                                                                                -----------------

      9.   The amount of Investor Principal Collections applicable to Series 2003-D .........................   $   89,739,951.53
                                                                                                                -----------------

      10a. The amount of Available Finance Charge Collections on deposit in the Collection Account on the
           related Payment Date .............................................................................   $    5,177,703.91
                                                                                                                -----------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture .....................   $    2,166,212.50
                                                                                                                -----------------

      11.  The Investor Default Amount for the related Monthly Period .......................................   $    2,295,636.69
                                                                                                                -----------------

      12.  The Monthly Servicing Fee for the related Monthly Period .........................................   $      666,666.67
                                                                                                                -----------------

      13.  Trust yields for the related Monthly Period

                 a.  The cash yield for the related Monthly Period ..........................................               22.03%
                                                                                                                -----------------

                 b.  The default rate for the related Monthly Period ........................................                6.89%
                                                                                                                -----------------

                 c.  The Net Portfolio Yield for the related Monthly Period .................................               15.14%
                                                                                                                -----------------

                 d.  The Base Rate for the related Monthly Period ...........................................                5.31%
                                                                                                                -----------------

                 e.  The Excess Spread Percentage for the related Monthly Period ............................                9.83%
                                                                                                                -----------------

                 f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..................                9.61%
                                                                                                                -----------------

                         i)   Excess Spread Percentage related to   Dec-04                                                   9.83%
                                                                                                                -----------------

                         ii)  Excess Spread Percentage related to   Nov-04                                                   8.85%
                                                                                                                -----------------

                         iii) Excess Spread Percentage related to   Oct-04                                                  10.15%
                                                                                                                -----------------

      14.  Floating Rate Determinations:

           LIBOR for the Interest Period from December 20, 2004 through and including January 19, 2005                    2,41000%
                                                                                                                -----------------

      15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related Payment Date)...   $               -
                                                                                                                -----------------

                 b.  The Accumulation Shortfall with respect to the related Monthly Period ..................
                                                                                                                -----------------

                 c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
                     treated as Available Finance Charge Collections ........................................   $               -
                                                                                                                -----------------

      16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related Payment Date (after
                     taking into consideration deposits and withdraws for the Delated Payment Date) .........   $               -
                                                                                                                -----------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                     Account to be treated as Available Finance Charge Collection ...........................   $               -
                                                                                                                -----------------

                 c.  Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections ..........................   $               -
                                                                                                                -----------------

      17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related Payment Date ................   $    9,000,000.00
                                                                                                                -----------------

                 b.  The Available Cash Collateral Account Amount on the related Payment Date ...............   $    9,000,000.00
                                                                                                                -----------------

      18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ............   $               -
                                                                                                                -----------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ............   $               -
                                                                                                                -----------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period .........................   $               -
                                                                                                                -----------------

                     Advanta Bank Corp.
                     as Servicer

                     By: /s/ MICHAEL COCO
                     Name: Michael Coco
                     Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                         PERIOD ENDING DECEMBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of January 20, 2005 and with respect to the performance of the Trust during the period of December 1, 2004 through December 31, 2004 is set forth below. The AdvantaSeries information set forth below relates to the first Monthly Period for the AdvantaSeries which includes the period from November 10, 2004 through December 31, 2004.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                   Total amount of principal
                    CUSIP Number          to be paid               Per $1,000
                    ------------   ----------------------------    ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                               Total amount of principal
                CUSIP Number          to be paid               Per $1,000
                ------------   ----------------------------    ----------
2004-C1         00761H BG 5           650,913.33                 6.50913
2004-D1                               142,994.11                14.29941

III. Information regarding the performance of the Advanta Business Card Master
Trust

      1.    The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date                       $  707,756,672.56
                                                                                                 -----------------

      2.    The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date                                                          $   57,887,852.55
                                                                                                 -----------------

      3.    Recoveries for the Monthly Period preceding such Payment Date                        $    3,924,354.93
                                                                                                 -----------------

      4.    The Defaulted Amount for the Monthly Period preceding such Payment Date              $   18,350,908.86
                                                                                                 -----------------

      5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
            Monthly Period, and the denominator is the average Receivables for
            the preceding Monthly Period                                                                      5.41%
                                                                                                 -----------------

      6.    The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period                                            $3,124,234,948.85
                                                                                                 -----------------

      7.    The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period                                             $3,167,954,335.84
                                                                                                 -----------------

      8.    The total amount of Finance Charge and Administrative Receivables in
            the Trust at the beginning of the preceding Monthly Period                           $   53,324,411.93
                                                                                                 -----------------

      9.    The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period                         $   55,818,896.25
                                                                                                 -----------------

      10.   The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period                       $2,519,750,000.00
                                                                                                 -----------------

      11.   The Transferor Interest as of the end of the Monthly Period
            preceding such Payment Date                                                          $  648,204,335.84
                                                                                                 -----------------

      12.   The transferor percentage as of the end of the Monthly Period
            preceding such Payment Date                                                                      20.46%
                                                                                                 -----------------

      13.   The Required Transferor Percentage                                                                6.00%
                                                                                                 -----------------

      14.   The Required Transferor Interest                                                     $  190,077,260.15
                                                                                                 -----------------

      15.   The monthly principal payment rate for the Monthly Period preceding
            such Payment Date                                                                               22.654%
                                                                                                 -----------------

      16.   The balance in the Excess Funding Account as of the end of the
            Monthly Period preceding such Payment Date                                           $               -
                                                                                                 -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                               Percentage of Total     Aggregate Account
                                                   Receivables             Balance
                                               -------------------     -----------------
(a) Delinquent between 30 days and 59 days           1.121%             $ 36,122,484.74
(b) Delinquent between 60 days and 89 days           1.055%               34,001,448.98
(c) Delinquent between 90 days and 119 days          0.792%               25,525,519.53
(d) Delinquent between 120 days and 149 days         0.655%               21,127,217.13
(e) Delinquent between 150 days and 179 days         0.572%               18,435,238.17
(f) Delinquent 180 days or greater                   0.000%                           -
                                                     -----              ---------------
(g) Aggregate                                        4.195%             $135,211,908.55
                                                     =====              ===============

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                        Initial Principal  Outstanding Principal   Adjusted Outstanding       Invested         Adjusted Invested
                             Balance              Balance            Principal Balance         Amount                Amount
                        -----------------  ---------------------   --------------------    ---------------     -----------------
2004-C1                  $100,000,000.00      $100,000,000.00         $100,000,000.00      $100,000,000.00      $100,000,000.00
                         ---------------      ---------------         ---------------      ---------------      ---------------
Total Class C            $100,000,000.00      $100,000,000.00         $100,000,000.00      $100,000,000.00      $100,000,000.00

2004-D1                  $ 10,000,000.00      $ 10,000,000.00         $ 10,000,000.00      $ 10,000,000.00      $ 10,000,000.00
                         ---------------      ---------------         ---------------      ---------------      ---------------
Total Class D            $ 10,000,000.00      $ 10,000,000.00         $ 10,000,000.00      $ 10,000,000.00      $ 10,000,000.00
                         ---------------      ---------------         ---------------      ---------------      ---------------
Total AdvantaSeries      $110,000,000.00      $110,000,000.00         $110,000,000.00      $110,000,000.00      $110,000,000.00
                         ===============      ===============         ===============      ===============      ===============

2.    Weighted Average Floating Allocation Amount for the related Monthly Period      $ 110,000,000.00
                                                                                      ----------------

3.    The Floating Investor Percentage with respect to the period:

November 10, 2004 through November 22, 2004                                                  3.5572872%
                                                                                      ----------------
November 23, 2004 through November 30, 2004                                                  3.4812982%
                                                                                      ----------------
December 1, 2004 through December 21, 2004                                                   3.5208620%
                                                                                      ----------------
December 22, 2004 through December 31, 2004                                                  3.4219983%
                                                                                      ----------------

4.    The Fixed Investor Percentage with respect to the period:

November 10, 2004 through November 22, 2004                                                  3.5572872%
                                                                                      ----------------
November 23, 2004 through November 30, 2004                                                  3.4812982%
                                                                                      ----------------
December 1, 2004 through December 21, 2004                                                   3.5208620%
                                                                                      ----------------
December 22, 2004 through December 31, 2004                                                  3.4219983%
                                                                                      ----------------

5.    The amount of Investor Principal Collections applicable to the
      AdvantaSeries                                                                   $  40,922,040.83
                                                                                      ----------------

6a.   The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date                                  $   2,428,275.21
                                                                                      ----------------

6b.   The amount of Available Finance Charge Collections not on deposit in the
      Collection Account on related Payment Date pursuant to Section 8.04(a) of
      the Master Indenture                                                            $     920,816.10
                                                                                      ----------------

7.    The AdvantaSeries Defaulted Amount for the related Monthly Period               $   1,220,962.26
                                                                                      ----------------

8.    The AdvantaSeries Monthly Servicing Fee for the related Monthly Period          $     311,666.00
                                                                                      ----------------

9.    AdvantaSeries performance for the related Monthly Period

        a.  The cash yield for the related Monthly Period                                        36.54%
                                                                                      ----------------

        b.  The default rate for the related Monthly Period                                      13.32%
                                                                                      ----------------

        c.  The Net Portfolio Yield for the related Monthly Period                               23.22%
                                                                                      ----------------

        d.  The Base Rate for the related Monthly Period                                          5.66%
                                                                                      ----------------

        e.  The Excess Spread Percentage for the related Monthly Period                          17.56%
                                                                                      ----------------

        f.  The Quarterly Excess Spread Percentage                                               17.56%
                                                                                      ----------------

        g.  The Excess Spread Amount for the related Monthly Period                   $   1,022,555.61
                                                                                      ----------------

        h.  The average Excess Spread Amount for the three preceding Monthly
            Periods                                                                         N/A
                                                                                      ----------------

10. Trust yields from December 1 - December 31, 2004 (Disclosure purposes only)

        a.  The cash yield for the related period                                                22.03%
                                                                                      ----------------

        b.  The default rate for the related period                                               6.89%
                                                                                      ----------------

        c.  The Net Portfolio Yield for the related period                                       15.14%
                                                                                      ----------------

11.   Floating interest rate determinations:

        LIBOR for the Interest Period from November 10, 2004 through and including
        November 19, 2004                                                                      2.08688%
                                                                                      ----------------

        LIBOR for the Interest Period from November 20, 2004 through and including
        December 19, 2004                                                                      2.14000%
                                                                                      ----------------

        LIBOR for the Interest Period from December 20, 2004 through and including
        January 19, 2005                                                                       2.41000%
                                                                                      ----------------

12.   Required interest payments

                         Required interest       Interest shortfalls   Amounts withdrawn from
                      amounts with respect to      and additional      the Collection Account
                        the current Interest     interest from prior   for payment of required    Unpaid required
                            Period                     periods             interest amounts       interest amounts
                      -----------------------    -------------------   -----------------------    ----------------
2004-C1                    $ 650,913.33                 $  -                 $ 650,913.33               $  -
                           ------------                 ----                 ------------               ----
Total Class C              $ 650,913.33                 $  -                 $ 650,913.33               $  -

2004-D1                    $ 142,994.11                 $  -                 $ 142,994.11               $  -
                           ------------                 ----                 ------------               ----
Total Class D              $ 142,994.11                 $  -                 $ 142,994.11               $  -
                           ------------                 ----                 ------------               ----
Total Advanta Series       $ 793,907.44                 $  -                 $ 793,907.44               $  -
                           ============                 ====                 ============               ====

13.   Principal Funding Account

                        Beginning        Required Principal      Actual Deposit    Principal Funding
                    Principal Funding     Deposit Amount to     to the Principal   Sub-Account Amount
                       Sub-Account      the Principal Funding       Funding             prior to
                          Amount            Sub-Account            Sub-Account        Withdrawals
                    -----------------   ---------------------   ----------------   ------------------
NOTHING TO REPORT

                     Amount Withdrawn    Withdrawals          Ending
                        for Payment      of Coverage     Principal Funding
                     of Principal to    Funding Excess      Sub-Account
                       Noteholders          Amount            Amount
                     ----------------   --------------   ------------------
NOTHING TO REPORT

14.   Coverage Funding Required Amounts

        a.  Coverage Funding Amount as of the end of the related Monthly Period      $           -
                                                                                     -------------

        b.  The Coverage Funding Amount for the Class A Notes as of the end of
            the related Monthly Period                                               $           -
                                                                                     -------------

        c.  The Coverage Funding Amount for the Class B Notes as of the end of
            the related Monthly Period                                               $           -
                                                                                     -------------

        d.  The Coverage Funding Amount for the Class C Notes as of the end of
            the related Monthly Period                                               $           -
                                                                                     -------------

15.   Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment
            Date                                                                     $2,475,000.00
                                                                                     -------------

        b.  The Available Cash Collateral Account Amount on the related Payment      $2,475,000.00
            Date                                                                     -------------

        c.  Has a Portfolio Decline Event occurred with respect to the Monthly
            Period preceding such Payment Date                                            NO
                                                                                     -------------

16.   Spread Account

        a.  The Required Spread Account Amount on the related Payment Date           $           -
                                                                                     -------------

        b.  The amount on deposit in the Spread Account on the related Payment
            Date                                                                     $           -
                                                                                     -------------

17. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                    Required                         Excess of Subordinated
         Required subordination   Subordinated                         Notes over Required
                percentage           Amount     Subordinated Notes     Subordinated Amount
         ----------------------  -------------  ------------------   ----------------------
Class A         21.5805%         $           -   $ 110,000,000.00      $ 110,000,000.00
Class B          8.9918%                     -     110,000,000.00        110,000,000.00
Class C          3.6269%          3,626,900.00      10,000,000.00          6,373,100.00

18.   Adjusted Invested Amount

                                                               Increase from the
                                         Initial Principal     withdrawal of the
                                         Balances and any       Coverage Funding       Increase from
                                         increase from the     Excess Amount from    reimbursement of
                     Beginning Adjusted   issuance of any    the Principal Funding   Adjusted Invested
                      Invested Amount    additional Notes         Sub-Account          Amount Deficit
                     ------------------  -----------------   ---------------------   -----------------
2004-C1                    $  -           $ 100,000,000.00            $  -                  $  -
                           ----           ----------------            ----                  ----
Total Class C              $  -           $ 100,000,000.00            $  -                  $  -

2004-D1                    $  -           $  10,000,000.00            $  -                  $  -
                           ----           ----------------            ----                  ----
Total Class D              $  -           $  10,000,000.00            $  -                  $  -
                           ----           ----------------            ----                  ----
Total AdvantaSeries        $  -           $ 110,000,000.00            $  -                  $  -
                           ====           ================            ====                  ====

                        Reductions due to     Reduction due to
                         reallocation of     amounts deposited
                       Available Principal   into the Principal
                         Collections and        Funding Sub-      Ending Adjusted Invested
                      Investors Charge-Offs        Account                  Amount
                      ---------------------  ------------------   ------------------------
2004-C1                       $  -                  $  -              $ 100,000,000.00
                              ----                  ----              ----------------
Total Class C                 $  -                  $  -              $ 100,000,000.00

2004-D1                       $  -                  $  -              $  10,000,000.00
                              ----                  ----              ----------------
Total Class D                 $  -                  $  -              $  10,000,000.00
                              ----                  ----              ----------------
Total AdvantaSeries           $  -                  $  -              $ 110,000,000.00
                              ====                  ====              ================

                               Advanta Bank Corp.
                               as Servicer

                               By: /s/ MICHAEL COCO
                               ------------------------------
                               Name: Michael Coco
                               Title: Vice President and Treasurer